UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 25, 2009

INOVA TECHNOLOGY, INC.
(Formerly Edgetech Services. Inc.)
(Exact Name Of Registrant Specified In Charter)

NEVADA	000-27397	98-0204280
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 N. Stephanie St. Ste 1411 Henderson, NV 89014
(Address Of Principal Executive Offices) (Zip Code)

310-857-6666
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

The company has hired Issues Capital Advisors (“ICA”) to manage Investor Relations for the company. ICA have created a fact sheet (included in this filing as an exhibit) that provides a brief outline of the Company and will be responsible for providing shareholder updates in the future.

Item 9.01    Financial Statements and Exhibits

(b)                                   Exhibits*.

Exhibit No.	Item

1	Press Release.

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Inova Technology, Inc.

Date: June 25, 2009	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer